UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                      FEBRUARY 27, 2007 (FEBRUARY 22, 2007)
                Date of Report (Date of earliest event reported)

                                STEELCLOUD, INC.
             (Exact name of registrant as specified in its charter)

          VIRGINIA                       0-24015                54-1890464
(State or other jurisdiction      (Commission File No.)        (IRS Employer
      of incorporation)                                     Identification No.)

                             14040 PARK CENTER ROAD
                             HERNDON, VIRGINIA 20171

          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (703) 674-5500




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

On February 22, 2007, SteelCloud, Inc. (the "Company") announced that Dr. Ashok Kaveeshwar joined the Board of Directors of the Company.

A copy of the press release announcing the resignation is attached as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits



99.1 Press Release entitled "SteelCloud Adds New Board Member" dated February 22, 2007.






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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                   STEELCLOUD, INC.

                                   By:    /s/ Clifton W. Sink, Jr.
                                   -------------------------------
                                   Clifton W. Sink, Jr., Chief Executive Officer

February 27, 2007

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